UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________
FORM 6-K
_______________________________
REPORT OF FOREIGN PRIVATE ISSUER
PURSUANT TO RULE 13a-16 OR 15d-16 OF
THE SECURITIES EXCHANGE ACT OF 1934

January 2016
Commission File No. 001-37596
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FERRARI N.V.
(Translation of Registrant’s Name Into English)

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Via Abetone Inferiore n.4
I-41053 Maranello (MO)
Italy
Tel. No.: +39 0536 949111
(Address of Principal Executive Offices)
_______________________________

(Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F.)
Form 20-F ☒ Form 40-F ☐
Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule101(b)(1): ☐
Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule101(b)(7): ☐
Indicate by check mark whether the registrant by furnishing the information contained in this form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.
Yes ☐ No ☒
If “Yes” is marked, indicate below the file number assigned to the registrant in connection with Rule 12g32(b): N/A

This Report on Form 6-K is being filed for purposes of giving notice that Ferrari N.V. (previously known as FE New N.V. and renamed Ferrari N.V. upon completion of the Merger described below) (“Ferrari”) has become the successor issuer to Ferrari N.V. (“Predecessor Ferrari”) pursuant to Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Successor Issuer Status

On January 3, 2016, the separation from Fiat Chrysler Automobiles N.V. (“FCA”) of Ferrari S.p.A. (the “Separation”) was completed in the manner described in Ferrari’s Registration Statement on Form F-1 (File No. 333-205804) (the “Registration Statement”), in connection with the initial public offering of Predecessor Ferrari.
The Separation was carried out through a series of transactions under Dutch law through which the equity interests in Predecessor Ferrari previously held by FCA, corresponding to approximately 80% of Predecessor Ferrari share capital, were distributed to holders of FCA common shares and FCA mandatory convertible securities (“MCS”). These transactions took effect between January 1 and January 3, 2016 the final step of which was the merger of Predecessor Ferrari with and into Ferrari, as the surviving company (the “Merger”). Upon effectiveness of the Merger, Ferrari became the holding company of the Ferrari business.
Pursuant to the Separation, (i) holders of Predecessor Ferrari common shares received one Ferrari common share for each Predecessor Ferrari common share and one Ferrari special voting share for each Predecessor Ferrari special voting share held; (ii) FCA shareholders received one Ferrari common share for every 10 FCA common shares and one Ferrari special voting share for every 10 FCA special voting shares held; and (iii) holders of MCS received 0.77369 Ferrari common shares for each MCS unit (consisting of $100 in notional amount of MCS) held.
Ferrari will succeed to the listing of Predecessor Ferrari on the New York Stock Exchange (“NYSE”) and common shares will continue to trade under the ticker symbol “RACE”. Ferrari common shares held by public shareholders of Predecessor Ferrari prior to the Separation will continue to trade “regular way.” Ferrari common shares issued to holders of FCA common shares and MCSs will trade on a “when issued” basis from January 4 through January 7, 2016 and will begin trading “regular way” on January 8, 2016, also under the “RACE” ticker symbol.
The Predecessor Ferrari common shares were registered pursuant to Section 12(b) of the Exchange Act and the Ferrari common shares are deemed registered under Section 12(b) of the Exchange Act and Ferrari is deemed to be a successor issuer to Predecessor Ferrari, pursuant to Rule 12g-3(a) under the Exchange Act. In accordance with Rule 12g-3(f) of the Exchange Act, this Report on Form 6-K is submitted by Ferrari to the SEC using the EDGAR format type 8-K12B as notice that Ferrari has become a successor issuer to Predecessor Ferrari pursuant to Rule 12g-3(a) under the Exchange Act. Ferrari expects that upon the furnishing of this Form 6-K to the SEC, a new file number will be generated for the purpose of satisfying Ferrari’s reporting obligations under the Exchange Act.
The description of the Ferrari shares contained in “The Ferrari Shares, Articles of Association, and Terms and Conditions of the Special Voting Shares” of the Registration Statement is incorporated herein by reference.
The Articles of Association of Ferrari are identical in all material respects to the Articles of Association of Predecessor Ferrari, filed as Exhibit 3.2 to the Registration Statement. Pursuant to the Articles of Association, the authorized share capital of Ferrari amounts to €7,500,000, divided into 375,000,000 common shares and 375,000,000 special voting shares with a nominal value of €0.01 each.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 4, 2016	FERRARI N.V.

	By:	/s/ Alessandro Gili
		Name:	Alessandro Gili
		Title:	Chief Financial Officer